ATTACHMENTS FOR N-SAR ITEM 77M
FOR JPMORGAN TRUST II
FOR THE PERIOD COMMENCING 7-1-05 AND ENDING 6-30-05

As of the close of business on February 18, 2005, each
 series of One Group Mutual Funds redomiciled as series of a Delaware statutory trust, JPMorgan Trust II.

In addition, as of the close of business on February 18, 2005, certain funds merged into series of One Group Mutual Funds as follows:

Acquired Fund
Acquiring Fund
JPMorgan Bond Fund II, a series of
 J.P. Morgan Mutual Fund Select Group
One Group Bond Fund
 (renamed JPMorgan Core Bond Fund)
JPMorgan U.S. Treasury Income Fund,
a series of J.P. Morgan Mutual Fund Group
One Group Government Bond Fund
 (renamed JPMorgan Government Bond Fund)
JPMorgan Tax Free Income Fund,
a series of J.P. Morgan Mutual Fund Select Trust
One Group Tax-Free Bond
Fund (renamed JPMorgan Tax Free Bond Fund
JPMorgan Equity Income Fund,
 a series of J.P. Morgan Mutual Fund Investment Trust
One Group Equity
Income Fund (renamed JPMorgan Equity Income Fund
JPMorgan Equity
Growth Fund,
a series of J.P. Morgan Mutual Fund Investment Trust
One
Group Large Cap Growth Fund
(renamed JPMorgan Large Cap Growth Fund)
JPMorgan U.S.
 Small Company Opportunities Fund, a series of J.P. Morgan Funds and JPMorgan Small Cap Growth Fund, a series of J.P. Morgan Fleming
Mutual Fund Group, Inc.
One Group Small Cap Growth Fund
 (renamed JPMorgan Small Cap Growth Fund)
JPMorgan Liquid
 Assets Money Market Fund, a series of J.P. Morgan Mutual
Fund Trust
One
 Group Prime Money Market Fund
(renamed JPMorgan Liquid Assets Money Market Fund)
JPMorgan U.S.
 Government Money Market Fund, a series of J.P. Morgan Mutual Fund
Trust and
One Group U.S. Government Securities Money Market Fund, a series of One Group Mutual Funds
One Group Government Money Market Fund
 (renamed JPMorgan U.S. Government Money Market Fund)
JPMorgan Treasury Plus
Money Market Fund, a series of J.P. Morgan Mutual Fund Trust
One Group U.S.
 Treasury Securities Money Market Fund
(renamed JPMorgan Treasury Plus Money Market Fund)


These transactions are described in the proxy statements and registration statement on Form N-14 which are described under
Item 77Q1(g).